SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934


Filed by the Registrant                     [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]     Preliminary Proxy Statement
[   ]     Confidential, for  Use  of  the Commission  Only (as permitted by Rule
          14a-6 (e) (2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12


                            REINHOLD INDUSTRIES, INC.
           ----------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                     N/A
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
       (1) Title of each class of securities to which transaction applies:

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       (2) Aggregate number of securities to which transaction applies:

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           filing fee is calculated and state how it was determined):

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       (4) Proposed maximum aggregate value of transaction:

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[ ]    Fee paid previously with preliminary materials.

[ ]    Check box  if  any  part  of  the fee is offset as  provided  by Exchange
          Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.
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


                            REINHOLD INDUSTRIES, INC.
                            12827 E. Imperial Highway
                           Santa Fe Springs, CA 90670




                                                                March 30, 2005



DEAR STOCKHOLDERS:

The Directors and Officers of Reinhold Industries, Inc., cordially invite you to attend the Annual Meeting of Stockholders of the Corporation to be held on Thursday, May 5, 2005 at 8:30 A.M., Pacific Time. The meeting will be held at the office of the Corporation at 12827 E. Imperial Highway, Santa Fe Springs, CA 90670. Notice of the Annual Meeting and Proxy Statement are enclosed.

You are urged to mark, sign, date and mail the enclosed proxy immediately. By mailing your proxy now you will not be precluded from attending the meeting. Your proxy is revocable. In the event you find it convenient to attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

The Company's 2005 Annual Meeting will be held solely to tabulate the votes cast and report results of voting on the matters listed in the proxy statement. It is not anticipated there will be other business transacted or that any Directors or Senior Executives will be in attendance.

For your information, enclosed is the 2004 Annual Report of Reinhold Industries, Inc.



                                Very truly yours,

                            /s/ RALPH R. WHITNEY, JR.

                             RALPH R. WHITNEY, JR.,
                              Chairman of the Board

                            REINHOLD INDUSTRIES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          Santa Fe Springs, California

                                 March 30, 2005

To the Stockholders:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Reinhold Industries, Inc., a Delaware corporation ("Reinhold" or the "Company") will be held at the offices of Reinhold Industries, Inc. 12827 East Imperial Highway, Santa Fe Springs, California on Thursday, May 5, 2005 at 8:30 A.M., local time, for the following purposes:

         (1) To elect nine members of the Board of Directors for Class A Common Stockholders; and

         (2) To transact such other business as may properly come before the meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Company's 2005 Annual Meeting will be held solely to tabulate the votes cast and report results of voting on the matters listed in the proxy statement. It is not anticipated there will be other business transacted or that any Directors or Senior Executives will be in attendance.

         Only stockholders of record at the close of business on March 28, 2005 are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                       By order of the Board of Directors,

                              /s/ BRETT R. MEINSEN

                                BRETT R. MEINSEN
                                    Secretary


THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND IMMEDIATE RETURN OF THE ACCOMPANYING PROXY. PLEASE DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED ADDRESSED ENVELOPE.

                            REINHOLD INDUSTRIES, INC.
                             12827 EAST IMPERIAL HWY
                       SANTA FE SPRINGS, CALIFORNIA 90670



                         ANNUAL MEETING OF STOCKHOLDERS
                            to be held on May 5, 2005

                                                                 March 30, 2005


                                 PROXY STATEMENT


                                  INTRODUCTION


         The Annual Meeting of Stockholders of Reinhold Industries, Inc. ("Reinhold" or the "Company") will be held on May 5, 2005 at the offices of Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California, at 8:30 A.M., for the purposes set forth in the accompanying notice. This statement is furnished in connection with the solicitation by Reinhold's Board of Directors (the "Board") of proxies to be voted at such meeting and at any and all adjournments thereof. Proxies properly executed, duly returned and not revoked will be voted at the Annual Meeting (including adjournments) in accordance with the specifications therein. If a stockholder does not specify on the proxy card how the shares are to be voted, they will be voted FOR the election of Reinhold's nominees for Director.

         If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time prior to the exercise thereof by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company, before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California 90670, Attention: Secretary, or hand-delivered to the Secretary of the Company, in each case at or before the taking of the vote at the Annual Meeting.

         At the Annual Meeting, holders of Reinhold Class A Common Stock shall each have one vote per share.

         This proxy statement and accompanying form of proxy are first being sent to stockholders on or about April 4, 2005.

                             PLAN OF REORGANIZATION

         On July 31, 1996 (the "Effective Date"), Keene Corporation ("Keene") consummated its plan of reorganization under the Bankruptcy Code (the "Plan") and emerged from bankruptcy. On the Effective Date, Reinhold was merged into and with Keene, with Keene becoming the surviving corporation. Pursuant to the merger, all of the issued and outstanding capital stock of Reinhold was canceled. Keene, as the surviving corporation of the merger, was renamed Reinhold. On the Effective Date, Reinhold issued 1,998,956 shares of Common Stock, of which 1,020,000 shares of Class B Common Stock were issued to the Trustees of a Creditors' Trust (the "Keene Creditors' Trust") set up to administer Keene's asbestos claims. The remaining 978,956 shares of Class A Common Stock were issued to Keene's former stockholders as of record date, June 30, 1996. All of Keene's previous outstanding Common Stock was canceled.


                          SALE OF CLASS B COMMON STOCK

         On May 21, 1999, the Keene Creditors' Trust (the "Trust") sold 997,475 shares of its Class B Common Stock representing approximately 49.9% of the outstanding common stock of the Company. The purchasers included Massachusetts Mutual Life Insurance Company, MassMutual High Yield Partners II LLC, MassMutual Corporate Value Partners Limited, Ralph R. Whitney, Jr., Glenn Scolnik, Forrest
E. Crisman, Jr., and Andrew McNally, IV (collectively, the "Purchasers"). Messrs. Whitney, Scolnik, Crisman, and A. McNally are directors and/or officers of Hammond, Kennedy, Whitney & Company ("HKW"), a private equity firm. The purchasers also agreed to pay the Trust, on a pro rata basis, a stock price deficiency payment, on the third anniversary of the purchase, in an amount by which the market value of the Class A Common Stock retained by the Trust, on a per share basis, is less than a predetermined value. The Company had agreed to reimburse the purchasers for any such payments they made to the Trust. In 2002, the Company made payments totaling approximately $88,000 in full release of this obligation.

         The Company has also agreed that until Massachusetts Mutual Life Insurance Company, MassMutual High Yield Partners II LLC and MassMutual Corporate Value Partners collectively own less than five percent of the outstanding voting stock of the Company, the Company will recommend one person designated by Massachusetts Mutual Life Insurance Company to be included in the slate of nominees recommended by the Board of Directors of the Company for election by stockholders at the Company's annual meeting of the stockholders. Massachusetts Mutual Life Insurance Company has chosen not to exercise this right for the 2005 Annual Meeting.

         Pursuant to Reinhold's Certificate of Incorporation, upon consummation of the sale of the Trust's shares, (i) all of the outstanding shares of Class B Common Stock automatically converted into shares of Class A Common Stock, (ii) the number of authorized shares of Class A Common Stock automatically increased by the number of shares of Class B Common Stock so converted, and (iii) the number of authorized shares of Class B Common Stock decreased by the number of shares so converted.

         On November 1, 2000, the Company filed its Third Amended and Restated Certificate of Incorporation, which authorizes the Company to issue 5,000,000 shares of capital stock, consisting of 4,750,000 shares of Class A Common Stock, par value $.01 per share, and 250,000 shares of Preferred Stock, par value $.001 per share.

Required Quorum; Required Vote

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Class A Common Stock. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld. Proxies that reflect abstentions will be treated as voted for purposes of determining the approval of the proposal and will have the same effect as a vote against the proposal.

         In the election of directors, the directors elected by the holders of Class A Common Stock must be elected by a plurality of the shares of Class A Common Stock voting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         At the Annual Meeting, the holders of Class A Common Stock, voting as a class, shall elect nine (9) Directors of the Company to serve until the next Annual Meeting to be held in 2006 and until their successors are elected and qualified. The Board is soliciting proxies to vote FOR its nominees, Ralph
R. Whitney, Jr., Andrew McNally, IV, Michael T. Furry, Glenn Scolnik, Thomas A. Brand, Richard A. Place, C. Miles Schmidt, Jr., Richard C. Morrison and Matthew
C. Hook as Directors of Reinhold. Only holders of Class A Common Stock shall vote for the Class A nominees.

         All proxies will be voted in accordance with the stated instructions. Unless the stockholder otherwise specifies therein, the accompanying proxy will be voted (i) FOR the election of the nominees identified above, and (ii) at the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the meeting. The Board of Directors does not know of any such other matter or business. If the nominee ceases to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board. The Board currently has no reason to believe that these nominees will be unwilling or unable to serve as directors, if elected.

         The Nasdaq Stock Market has promulgated new rules concerning corporate governance of its listed companies (the "Nasdaq Corporate Governance Rules"), which become effective for the Company as of the Annual Meeting. Failure to comply with these rules could lead to a trading suspension or delisting. Among these rules is a requirement that a majority of the board of directors must consist of independent directors as defined in Rule 4200 of the National Association of Securities Dealers ("NASD"). The Company is in compliance with this requirement as of the Annual Meeting.

                         NOMINEES FOR CLASS A DIRECTORS


Ralph R. Whitney, Jr.

         Mr. Whitney, age 70, became a Director of Reinhold on June 3, 1999 and is currently Chairman of the Board. He is also a member of the Executive Committee. Mr. Whitney has been a principal of Hammond, Kennedy, Whitney & Company, a New York private equity firm, since 1971 and is currently Chairman of the Board of that firm. Mr. Whitney is also a director of First Technology, PLC, Dura Automotive Systems, Inc., Baldwin Technology Company, Inc., and RELM Wireless Communications, Inc.


Andrew McNally, IV

         Mr. McNally, age 65, became a Director of Reinhold on June 3, 1999. He is also a member of the Executive Committee. Mr. McNally is currently a partner of Hammond, Kennedy, Whitney & Company and has held that position since 1998. He is the former Chairman and Chief Executive Officer of Rand McNally & Company (printing, publishing and map making). Mr. McNally is also a Director of Hubbell, Inc.


Glenn Scolnik

         Mr. Scolnik, age 53, became a Director of Reinhold on August 1, 2000. He is also a member of the Executive Committee. Mr. Scolnik is currently the Chief Executive Officer and President of Hammond, Kennedy, Whitney & Company and has held that position since January 1999. He joined Hammond, Kennedy, Whitney & Company as a principal in 1993.


Thomas A. Brand

         Mr. Brand, age 71, became a Director of Reinhold on August 1, 2000. He is the Chairman of the Nominating Committee and a member of the Audit Committee. Mr. Brand is a Director of Aldila, Inc., the world's largest manufacturer of carbon fiber golf shafts. He was formerly senior Vice President / General Manager of Fiberite Advanced Materials and has thirty years experience in the advanced composites materials industry.


Richard A. Place

         Mr. Place, age 70, became a Director of Reinhold on January 23, 2001. He is the Chairman of the Compensation Committee and also a member of the Audit Committee. Mr. Place held a variety of management positions at Ford Motor Company, retiring as Director of Technical Planning in 1991. He is a former Senior Managing Director of Mazda Motor Corporation of Hiroshima, Japan; Director of Excel Industries, Inc. of Elkhart, Indiana, and Kavlico Corporation of Moorpark, California.


C. Miles Schmidt, Jr.

         Mr. Schmidt, age 63, became a Director of Reinhold on August 12, 2004. He is a member of the Audit Committee, Compensation Committee and Nominating Committee. Mr. Schmidt is the former President and Chief Executive Officer of Halcore Group, Inc., the largest manufacturer of ambulances in North America, and former Director of Brass Eagle, Inc.

Richard C. Morrison

         Mr. Morrison, age 64, became a Director of Reinhold on August 12, 2004. He is a member of the Audit Committee, Compensation Committee and Nominating Committee. Mr. Morrison is the retired Managing Director of Corporate Finance of Babson Capital Management, Inc., an investment subsidiary of Massachusetts Mutual Life Insurance Company, for which he was employed for over 40 years. Mr. Morrison is also a director of Cains Foods, L.P., Nyloncraft, Inc., and Tubular Textile Machinery, Inc.

Matthew C. Hook

         Mr. Hook, age 47, became a Director of Reinhold on August 12, 2004. He is the Chairman of the Audit Committee and a member of the Nominating Committee. Mr. Hook is a Managing Director of Centerfield Capital Partners, L.P., one of the largest institutionally backed providers of private growth capital based in Indiana. From 1994 through 2000, Mr. Hook was Vice President and General Counsel for Hammond, Kennedy, Whitney & Company, Inc. Prior to becoming an attorney, Mr. Hook was a Certified Public Accountant with Ernst & Young and KPMG.

Michael T. Furry

         Mr. Furry, age 67 is President and Chief Executive Officer of Reinhold. Mr. Furry has served as President of Reinhold since June 1986 and became President of the Reorganized Company on the Effective Date. Mr. Furry had been a Director of Keene since April 1990. From April 1976 to June 1986, Mr. Furry was Vice President and General Manager of the composites division of Reynolds & Taylor, Inc.


Other Executive Officer

Brett R. Meinsen

         Mr. Meinsen, age 45, became Vice President - Finance and
Administration, Secretary and Treasurer of Reinhold in June 1997. Prior to coming to Reinhold, Mr. Meinsen worked from 1986 until January 1997 as the Director of Finance and Administration, Manager of Financial Analysis, and a senior financial analyst at Philips Medical Systems.

Compensation of Directors

         During 2004, the Board of Directors of Reinhold met four times for regular meetings and there was one special meeting. All directors attended 75% or more of the total number of meetings of the Board and Board committees on which they served. Each non-employee director received to a fixed fee of $24,000 per annum regardless of the number of meetings attended.

         On September 30, 2002, the Board adopted the Reinhold Industries, Inc. Directors' Deferred Stock Plan. The Plan allows the non-employee Directors of the Company to elect to receive stock in lieu of cash payment for their services on the Board of Directors. If the Director elects to receive Company stock, he has the option of receiving the shares immediately or deferring receipt of those shares to a future date. As of December 31, 2004, 8,155 shares have been reserved for future issuance under this Plan. On October 28, 2004, the Plan was amended to compensate the Director's on a quarterly basis in advance rather than in arrears. The Plan also allows those Directors who defer receipt of their shares to accrue dividends declared.

Committees

         Reinhold has standing Audit, Compensation and Nominating Committees of the Board. All members of the Audit, Compensation and Nominating Committees are "independent" as defined by NASDAQ Marketplace Rule 4200.The Audit Committee, which met six times during 2004, consists of Matthew C. Hook (Chairman), Thomas
A. Brand, Richard A. Place, Richard C. Morrison and C. Miles Schmidt, Jr. The Compensation Committee, which is composed of Richard A. Place (Chairman), Richard C. Morrison and C. Miles Schmidt, Jr., met once. The Nominating Committee is composed of Thomas A. Brand (Chairman), Richard C. Morrison, Matthew C. Hook and C. Miles Schmidt, Jr. There is no additional compensation paid to members of these committees.

         The Audit Committee reviews and recommends to the Board the engagement of the independent auditors of the Company, reviews with the auditors their work and fees, and reviews accounting policies and practices and internal accounting controls of the Company. The Audit Committee approves in advance all audit and non-audit services provided by the Company's independent auditor. The Audit Committee operates under a written charter adopted by the Board. Its functions and qualifications for membership are set forth in its charter, which is attached as an appendix to this proxy statement. The Board has determined that Mr. Hook is the financial expert on the Audit Committee.

         The Compensation Committee reviews and recommends to the Board the compensation proposed to be paid to officers and key employees of Reinhold, including base salaries, stock options and management incentive compensation.

         The Nominating Committee assists the Board of Directors by recommending its governance policies and roles from time to time; coordinating the evaluation of the performance of the Board of Directors and of individual members of the Board of Directors under the Corporation's Governance Policy; identifying and recruiting potential new members for the Corporation's Board of Directors; making recommendations to the entire Board of Directors with respect to the nomination of persons for election or re-election by the shareholders (or for appointment by the entire Board of Directors other than by shareholder election); providing for orientation and ongoing development of directors; and proposing and planning future Board agendas relating to governance and nominations issues. The Board of Directors shall not nominate any person for election by shareholders to the Board of Directors at any meeting of shareholders, or elect any person to fill a vacancy on the Board of Directors between annual meetings of shareholders, unless such person shall first have been recommended by the Committee in compliance with this charter. The Nominating Committee charter can be found on the Company's website at www.reinhold-ind.com.

         The Nominating Committee shall (except as provided in the next sentence) at all times be composed solely of three or more persons who qualify as independent directors of the Corporation under the then-applicable listing standards of The Nasdaq Stock Market, Inc. ("NASDAQ"). If and to the extent that the Board shall, under exceptional and limited circumstances, have determined that a director who is not independent (but who is not disqualified under the exception to the independence requirements of the NASDAQ listing standard relating to director nominations) is required by the best interests of the Corporation and its shareholders to be a member of the Committee, then an additional non-independent member may serve on the Committee, for the limited term and under the limited circumstances that are specified by the NASDAQ listing standards as then in effect.

         In evaluating candidates for membership on the Corporation's Board of Directors, the Committee shall consider favorably those candidates who, in the Committee's judgment, (a) possess demonstrated business and financial judgment, strategic thinking, general management experience or perspective, leadership, experience in industry with comparable complexities, general knowledge of financial services industry, and familiarity with local, state, regional and national issues affecting business; (b) have a background that serves the Board's interest in a membership comprised of individuals with varied occupational experience and perspective; (c) have sufficient time to devote to the Corporation's business; (d) possess the highest moral and ethical character; (e) have a history of community involvement and civic-mindedness; (f) are not engaged (directly or indirectly) in any activity adverse to, and do not serve on the board of directors of (or have any material ownership interest in), any other company whose interests are adverse to, or in conflict with, the Corporation's interests; and (g) possess the ability to oversee, as a director, the business and affairs of the Corporation for the benefit of all constituencies of the Corporation.

         In connection with each annual meeting of shareholders, the Committee shall in accordance with its Charter consider candidates (based on individual qualifications and the needs of the Board of Directors as determined from time to time by the Committee) that have been recommended by shareholders for nomination at the annual meeting, if the recommendations are submitted by letter addressed to the attention of the Chairman of the Committee in care of the Secretary of the Corporation, mailed by registered or certified mail (return receipt requested), and received by the Secretary at the Corporation's principal executive offices on or before December 1 of the year preceding the annual meeting for which the recommendation is made.

         In addition to considering candidates who are recommended by shareholders, the Committee shall meet from time to time with members of the Board, including the chief executive officer and other officers who may be members of the Board, and with other executive officers of the Corporation with a view to identifying persons who may be qualified to serve on the Board of Directors. The Committee may also in its discretion engage a third-party search firm to assist in identifying and evaluating potential candidates. All candidates (regardless of whether identified through shareholder recommendations) shall be evaluated according to the same standards, except that
(a) incumbent directors who are standing for re-election may receive preference on account of their prior experience with the business and affairs of the Corporation, and (b) candidates who may be considered for election to the Board of Directors pursuant to any understanding or agreement negotiated by the Corporation with any third party may receive preference in accordance with the special terms of such understanding or agreement.

In August 2004, Messrs. Schmidt, Morrison and Hook were appointed to the Board of Directors. Each of them was recommended by non-management directors.


Shareholder Communications with the Board

         Shareholders may mail written communications to the Board to: "The Board of Directors, c/o Michael T. Furry, President, Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California, 90670." Shareholder communications must be signed by the shareholder and state the number of shares held by the Shareholder. The President shall either provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or, if the President determines that the communication requires more immediate attention, send the communication to the Board promptly after receipt. The President may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Company or its operations, management, activities, policies or is otherwise ministerial in nature. These procedures do not apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or any communication made in connection with such a proposal. The Board of Directors is not required to attend the Company's annual meetings. No Board member attended last year's annual shareholder meeting.

Certain Transactions

         On June 3, 1999, Reinhold entered into a two-year agreement with Hammond, Kennedy, Whitney and Company ("HKW"), a private equity firm, to provide Reinhold and its subsidiaries with advice regarding strategic direction and merger and acquisition activities, including identifying potential acquisition candidates, for a fee of $20,000 per month. The agreement is automatically renewed thereafter for successive one-year periods, unless termination notification is provided by either party within 120 days of the renewal date. Mssrs. Ralph R. Whitney, Jr., Andrew McNally, IV and Glenn Scolnik, all members of the Board of Directors of Reinhold, are principals of HKW. In addition, the Company pays a legal retainer of $4,000 per month to Lis-Milam and Associates, Attorneys at Law, PC. Julianne S. Lis-Milam is a principal of HKW.


Compensation Committee Interlocks and Insider Participation in Compensation Decisions

         None.



Equity Compensation Plan Information

         The following table provides information as of December 31, 2004, with respect to equity securities of the Company that are authorized for issuance under equity compensation plans.



                           Equity Compensation Plan Information
----------------------------------------------------------------------------------------------------------------------------
Plan category                                                       Number of      Weighted-average    Number of securities
                                                                  securities to   exercise price of          remaining
                                                                    be issued        outstanding           available for
                                                                      upon        options, warrants       future issuance
                                                                   exercise of        and rights           under equity
                                                                   outstanding                             compensation
                                                                    options,                                   plans
                                                                  warrants and                              (excluding
                                                                     rights                                 securities
                                                                                                           reflected in
                                                                                                            column (a))
                                                                       (a)               (b)                     (c)
----------------------------------------------------------------------------------------------------------------------------

Equity compensation plans approved by security holders

1. Stock Incentive Plan                                               44,004            $7.99                 63,037
----------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not approved by security holders

1. Directors Deferred Stock Plan                                      19,195 *           N/A                   8,305
----------------------------------------------------------------------------------------------------------------------------
Total                                                                 63,199            $7.99                 71,192
----------------------------------------------------------------------------------------------------------------------------


* = Shares issued or deferred for issuance in accordance with Directors Deferred Stock Plan.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


Number of Shares Outstanding, Record Date and List of Stockholders

         Only stockholders of record at the close of business on March 28, 2005 are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on such date there were 3,251,846 shares of Reinhold Class A Common Stock outstanding. A stockholder list will be available for examination by stockholders at the Annual Meeting.



Common Stock Ownership of Certain Beneficial Owners

         The following table sets forth information regarding the beneficial ownership of Reinhold Class A Common Stock by the only persons known by Reinhold to be beneficial owners of 5% or more of Reinhold's issued and outstanding Common Stock as of March 18, 2005.





                                     Amount and Nature of   Percentage of Issued
Name and Address of               Beneficial Ownership of        and Outstanding
Beneficial Owner                    Reinhold Common Stock           Common Stock
--------------------------------------------------------------------------------
Massachusetts Mutual Life                   1,095,295 (1)                  33.7%
Insurance Company
1500 Main Street
Springfield, MA  01115

--------------------------------------------------------------------------------
MassMutual High Yield                         460,024                      14.1%
Partners II, LLC
1500 Main Street
Springfield, MA  01115

--------------------------------------------------------------------------------
MassMutual Corporate Value                    175,246                       5.4%
Partners Limited
1500 Main Street
Springfield, MA  01115

--------------------------------------------------------------------------------
Michael T. Furry                              193,223                       5.9%
12827 E. Imperial Hwy.
Santa Fe Springs, CA 90670
--------------------------------------------------------------------------------


(1) Includes 460,024 shares owned by MassMutual High Yield Partners II LLC and 175,246 shares owned by MassMutual Corporate Value Partners Limited, as to which Massachusetts Mutual Life Insurance Company shares voting and dispositive power but disclaims beneficial ownership.

Common Stock Ownership of Management

         The following table presents information regarding beneficial ownership of Reinhold Common Stock by each member of the Board of Directors, and by all current directors and officers of Reinhold as a group, as of March 18, 2005.

                                                                   Percentage of
                                                                      Issued and
                                                                     Outstanding
                               Amount and Nature of Beneficial   Common Stock on
Name and Address of               Ownership of Reinhold Common             March
Beneficial Owner                                         Stock      18, 2005 (1)
--------------------------------------------------------------------------------
Ralph R. Whitney, Jr.                               70,175 (3)              2.0%
12827 E. Imperial Hwy.
Santa Fe Springs, CA  90670

--------------------------------------------------------------------------------
Andrew McNally, IV                                  93,473 (2)              2.9%
12827 E. Imperial Hwy.
Santa Fe Springs, CA  90670

--------------------------------------------------------------------------------
Glenn Scolnik                                       67,535                  2.1%
12827 E. Imperial Hwy.
Santa Fe Springs, CA  90670

--------------------------------------------------------------------------------
Thomas A. Brand                                      6,545                    *
12827 E. Imperial Hwy.
Santa Fe Springs, CA  90670

--------------------------------------------------------------------------------
Richard A. Place                                     9,636 (3)                *
12827 E. Imperial Hwy.
Santa Fe Springs, CA  90670

--------------------------------------------------------------------------------
Michael T. Furry                                   193,223                  5.9%
12827 E. Imperial Hwy.
Santa Fe Springs, CA. 90670

--------------------------------------------------------------------------------
Richard C. Morrison                                    605 (4)                *
12827 E. Imperial Hwy.
Santa Fe Springs, CA. 90670

--------------------------------------------------------------------------------
C. Miles Schmidt, Jr.                                  605 (4)                *
12827 E. Imperial Hwy.
Santa Fe Springs, CA. 90670

--------------------------------------------------------------------------------
Matthew C. Hook                                        604                    *
12827 E. Imperial Hwy.
Santa Fe Springs, CA. 90670

--------------------------------------------------------------------------------
Brett R. Meinsen                                    25,386                    *
12827 E. Imperial Hwy.
Santa Fe Springs, CA. 90670

--------------------------------------------------------------------------------
All  directors  and  officers of Reinhold as a     467,787                 14.1%
group (10 persons)


*The percentage of shares owned does not exceed 1% of the issued and outstanding Common Stock.

(1) For the purposes of this table, the issued and outstanding Common Stock of Reinhold has been calculated for each individual on the basis of all shares of Common Stock issued and outstanding (excluding treasury shares) on March 18, 2005.

(2) Includes 68,426 shares owned by Andrew Management IV, L.P. of which Mr. McNally is the general partner and has sole voting and investment power.

(3) Includes 3,889 shares reserved for issuance under the Reinhold Industries, Inc. Directors Deferred Stock Plan.

(4) Includes 605 shares reserved for issuance under the Reinhold Industries, Inc. Directors Deferred Stock Plan.


Section 16(a) Beneficial Ownership Reporting Compliance

         Based solely on its review of Forms 3, 4 and 5 received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 2004, the Company's officers, directors and 10% stockholders did not satisfy all filing requirements under Section 16(a) of the Securities Exchange Act of 1934. Form 3, Initial Statement of Beneficial Ownership of Securities, for Messrs. Hook, Schmidt and Morrison were not filed on a timely basis.


                             STOCK PERFORMANCE GRAPH

         The annual changes in cumulative shareholder return for the period commencing on December 31, 1999 and ending December 31, 2004, are shown on the following graph. The assumption is that $100.00 was invested in shares of stock of a) the Company, b) a peer group consisting of 24 companies (American Biltrite, Inc., AptarGroup, Inc., Armstrong Holdings, Inc., Atlantis Plastics, Inc., Congoleum Corp CLA, Consolidated Mercantile, Constar International, Core Molding Tech, Inc., Deswell Industries, Inc., Forward Industries, Inc., Home Products International, Internat Smart Sourcing, Jarden Corp, Myers Industries, Inc., Newell Rubbermaid, Inc., Peak International, Inc., Polyair Inter Pack, Inc., Reunion Industries, Inc., Rotonics Manufacturing, Summa Industries, Tredegar Corporation, Trex Co, Inc., Tupperware Corp.) whose Standard Industrial Classification (SIC) code is 3089 - Plastics Products, NEC, and c) the Nasdaq Market Index. The total cumulative dollar returns shown in the graph represent the value such investments would have had on December 31, 2004. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                1999    2000    2001    2002    2003   2004

Reinhold Industries, Inc.       $100    $ 68    $ 68    $ 92    $237   $465

SIC Code 3089 - Plastics
  Products, NEC                  100      66      79      70      83    100

NASDAQ MArket Index              100      63      50      35      53     57





                             EXECUTIVE COMPENSATION

                          EXECUTIVE COMPENSATION TABLES

         The following table sets forth a summary of the compensation paid to the Chief Executive Officer and Vice President, Finance and Administration of the Company for services rendered in all capacities to the Company for the fiscal years ended December 31, 2004, 2003 and 2002. No executive officers of the Company other than those listed above were paid annual salary (together with any bonus) in excess of $100,000 in such fiscal years for services rendered to the Company.

Summary Compensation Table

                                                                                Long-Term
                                         Annual Compensation                    Compensation
                                     -----------------------------------------  ---------------
                                                                                     Securities
Name and Principal         Fiscal                                 Other Annual       Underlying       All Other
Position                     Year      Salary            Bonus    Compensation     Options/SARS    Compensation
---------------------------------------------------------------------------------------------------------------
Michael T. Furry             2004    $273,000         $175,188               -               -                -
President and Chief          2003     268,667          145,000               -               -                -
Executive Officer            2002     260,127           60,739               -          44,000*               -

Brett R. Meinsen             2004    $130,000          $85,910               -               -                -
Vice President, Finance      2003     124,500           61,625               -          11,000*               -
and Administration           2002     120,166           28,642               -          11,000*               -


* = Includes impact of 10% stock dividend to shareholders of record on May 16, 2003



The following tables set forth certain information for the Named Executive Officers with respect to grants and exercises in fiscal 2004 of options to purchase Common Stock of the Company:

Option Grants in Last Fiscal Year

 None.

Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year End Options

                                                       No. of Securities Underlying     Value of Unexercised In-the-
                                                           Unexercised Options at          Money Options at Fiscal
                             No. Shares                        Fiscal Year-end                    Year-end
                            Acquired on       Value      Exercisable / Unexercisable     Exercisable / Unexercisable
Name                          Exercise       Realized
--------------------------------------------------------------------------------------------------------------------
Michael T. Furry                175,743    $3,695,935            --           14,667              $--       $421,090

Brett R. Meinsen                 22,712       455,865            --           11,001              $--       $315,839


Employment Agreement

         An employment agreement (the "Agreement") with Michael T. Furry, the Company's President and Chief Executive Officer, was entered into on July 31, 1996 and provided for employment by the Company for a period of five years commencing on the Effective Date. The agreement was amended as of October 30, 1998 to provide for a base salary of $236,000 per year, and a 5% increase on October 30, 2000 and on every second year following the year 2000 during the term of the employment agreement. The agreement was amended again on April 15, 2000 to extend the term of employment through November 13, 2004. The amendment also states that the term will be extended for one additional year on November 13, 2000 and each subsequent anniversary thereof, but in no event shall the term of employment extend beyond November 13, 2007. On May 8, 2001, the Compensation Committee approved an increase, effective May 1, 2001, in Mr. Furry's base salary to $260,000. In addition, the anniversary date of the 5% increase in salary on every second year was changed from October 30th to May 1st.

         The employment agreement provides for participation in the Management Incentive Compensation Plan, Reinhold Industries, Inc. Retirement Plan, Reinhold Industries, Inc. Non-Qualified Supplemental Retirement Plan, and Reinhold Stock Incentive Plan. It also provides Mr. Furry with life insurance with a face value of $700,000.

Management Incentive Compensation Plan

         As a result of the Plan of Reorganization, Reinhold adopted the Management Incentive Compensation Plan for the Reinhold staff, under which awards may be made to officers and other key salaried employees of Reinhold. Pools of award money are developed in accordance with the earnings of Reinhold and will be limited to 15% of Reinhold's pre-tax earnings each year. Distribution of awards to eligible employees will be dependent upon the individual employee's achievement during a fiscal year, as measured against predetermined specific objectives for that employee in such fiscal year. Payments will be made in January of each year with respect to the previous year's award.

Retirement Plan

         Reinhold presently maintains a non-contributory retirement plan (the "Retirement Plan") in which the Chief Executive Officer, Vice President - Finance and Administration, and certain salaried and hourly employees participate. The Retirement Plan provides an annual normal retirement benefit at or after age 65 for a participant equal to the greater of (a) the participants' accrued benefit as of December 31, 1988, based on the plan in effect at that time; (b) the product of (x) the sum of 1.3% of the participant's annual average compensation for the five highest consecutive years of employment during the most recent ten calendar years of employment and 0.65% of such compensation in excess of the average of the "Social Security Taxable Wage Base" in each year during the 35-year period prior to the participant's retirement age under the social security law multiplied by (y) his years of service credit (to a maximum of 25) in the Retirement Plan; or (c) the accrued benefit as of December 31, 1993, plus a benefit based on (b) above and service after December 31, 1993, with total service not in excess of 25 years. Certain maximum benefit limitations are incorporated in the Retirement Plan. The Retirement Plan permits a participant who has attained age 55 and completed 10 years of service to elect to receive an actuarially reduced early retirement benefit and provides for payment of benefits if certain participants become permanently disabled. A participant's accrued pension benefit becomes 100% vested on the date on which the participant completes five years of service. Death benefits are payable to the surviving spouse of a fully or partially vested participant who dies before payment of benefits has commenced. Benefits paid under the Plan are not subject to deduction of Social Security taxes or any other offset amounts.

         The following table presents information regarding estimated annual benefits payable upon normal retirement classified by remuneration and years of service under the Retirement Plan:



  Average Compensation at                                    Years of Service at Retirement
               Retirement             5                   10                   15                   20             25 or more
------------------------------------------------------------------------------------------------------------------------------
                 $ 50,000           $3,371               $6,742              $10,112              $13,483              $16,854
------------------------------------------------------------------------------------------------------------------------------
                   75,000            5,808               11,617               17,425               23,233               29,041
------------------------------------------------------------------------------------------------------------------------------
                  100,000            8,246               16,492               24,737               32,983               41,229
------------------------------------------------------------------------------------------------------------------------------
                  150,000           13,121               26,242               39,362               52,483               65,604
------------------------------------------------------------------------------------------------------------------------------
      205,000 or more (1)           18,483               36,967               55,450               73,933               92,416
------------------------------------------------------------------------------------------------------------------------------


(1) In accordance with Internal Revenue Service Regulations, the maximum allowable compensation permitted in computing a benefit under the Retirement Plan is $205,000 for 2004. However, employees will receive the greater of the benefit outlined above or the accrued benefit as of December 31, 1993, which was based on compensation in excess of $205,000 plus a benefit based on service after December 31, 1993 and the final average compensation based on the $205,000 limit.

         Remuneration covered by the Retirement Plan in a particular year includes that year's base salary, overtime pay and commissions but excludes compensation received in that year under the Management Incentive Compensation Plan in excess of 50% of the participant's annual basic pay rate as of the December 31 of the preceding calendar year. The 2004 remuneration covered by the Retirement Plan for each participant therefore includes management incentive compensation (up to such 50% ceiling) paid during 2004 in respect of 2003 awards.

         For each of the following persons, the credited years of service under the Retirement Plan, as of December 31, 2004, and the remuneration received during 2003 covered by the Retirement Plan, were, respectively, as follows: Mr. Furry, 19 years and $205,000; Mr. Meinsen, 8 years and $154,282.

         On December 31, 2004, the Reinhold Industries, Inc. Retirement Plan was frozen. No additional years of service or future salary increases will accrue to active employees in determining plan benefits. There will be no change in benefit levels to terminated vested and retired employees.


Non-Qualified Supplemental Retirement Plan

         The Company maintains a Non-Qualified Supplemental Retirement Plan for the benefit of Mr. Furry. There are no other participants in this Plan. In addition to the benefits provided by the Reinhold Industries, Inc. Retirement Plan (the Qualified Plan), the Participant shall receive a Non-Qualified Plan benefit determined as the excess of (a) over (b) subject to (c) as follows:

(a) The monthly benefit determined under the Qualified Plan based on Years of Service after January 1, 2000 and Compensation without regard to the exclusion imposed by Section 1.11(e) of the Qualified Plan or to the maximum limitations imposed by Section 401(a)(17) of the Code.

(b) The monthly benefit determined under the Qualified Plan based on Years of Service after January 1, 2000.

(c) The excess of (a) over (b) shall be limited to the product of $2,166.67 and a fraction (not to exceed one), the numerator of which is the number of Years of Service completed (or any fractional portion thereof) from January 1, 2000 to the date of the determination and the denominator of which is the number of Years the Participant would have completed (or any fractional portion thereof) from January 1, 2000 until his attainment of age 70, or actual retirement date, if later.

         All other provisions of the Qualified Plan will apply to this Plan. This Plan will be funded under the same assumptions and funding method as the Qualified Plan.

         The following table presents information regarding estimated annual benefits payable upon normal retirement classified by remuneration and years of service under the Non-Qualified Plan:


  Average Compensation at
               Retirement         Years of Service at Retirement
----------------------------------------------------------------
                                       5                    8
----------------------------------------------------------------
                $ 225,000           $1,950              $ 3,120
----------------------------------------------------------------
                  275,000            6,825               10,920
----------------------------------------------------------------
                  325,000           11,700               18,720
----------------------------------------------------------------
                  375,000           16,250               26,000
----------------------------------------------------------------
          MAXIMUM BENEFIT           16,250               26,000
----------------------------------------------------------------


         Reinhold Industries, Inc. will make a contribution to the Trust Fund in such amounts as are actuarially required to fund the benefits of the Plan. The Company shall pay to the Trustee the actuarially determined contribution on account of a particular Plan Year, at such times as the Company may decide. The Company, however, does not guarantee either the making of the contributions or the benefit payable under the Plan. The Company reserves the right to reduce, suspend or discontinue contributions under the Plan for any reason at any time.

         Any contribution made by the Company shall be irrevocable and shall be held and disposed of by the Trustee solely in accordance with the provisions of the Plan and the Trust Agreement. There shall be no Participant contributions under the Plan.

Stock Incentive Plan

General Description

         On April 30, 2003, the shareholders of the Company ratified the Amended and Restated Reinhold Industries, Inc. Stock Incentive Plan (the "Plan") for key employees, effective September 30, 2002. The Plan permits the grant of stock options only. The total number of shares of stock subject to issuance under the Plan may not exceed 265,800, subject to adjustment for any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Company's receipt of consideration. The maximum number of shares of stock with respect to which options may be granted to any eligible employee during the term of the Plan may not exceed 60,000. The shares to be delivered under the Plan may consist of authorized but unissued stock or treasury stock, not reserved for any other purpose.

         The exercise price of the options is established at the discretion of a Committee of the Board of Directors (the "Committee"), provided that it may not be less than the estimated fair value at the time of grant. The Plan provides that the options are exercisable based on vesting schedules, provided that in no event shall such options vest more rapidly than 33 1/3 % annually. The options expire no later than ten years from the date of grant.

         On June 3, 1999, the Board of Directors approved and adopted the Reinhold Industries, Inc. Stock Option Agreement by and between the Company and Michael T. Furry, granting Mr. Furry the option, effective June 3, 1999, to acquire up to 90,000 shares of Class A common stock of the Company at fair market value at that date ($8.25 per share). Terms of the Agreement are equivalent to those in the Amended and Restated Reinhold Industries, Inc. Stock Incentive Plan.

         On May 10, 2000, May 8, 2001, May 1, 2002 and April 30, 2003, the Board
of Directors approved a 10% dividend, payable in stock of the Company, to shareholders of record as of July 11, 2000, July 13, 2001, May 31, 2002 and May 16, 2003, respectively. The number of options issued to employees and the exercise price of the options were adjusted to reflect the dilutive effect of these dividends.

Grants to Employees Under the Amended and Restated Reinhold Industries, Inc. Stock Incentive Plan

         Stock Options. The Compensation Committee can grant employees stock options at an option exercise price not less than the fair market value of a share on the date of grant. To exercise an option, an employee would pay the option price in cash, or if permitted by the Committee, by delivering shares of Reinhold Class A Common Stock already owned by the employee that have a fair market value equal to the option price.

         The term of each option is fixed by the Committee, provided that no option may be exercisable more than 10 years after the date on which it was granted. The Committee will determine the time or times at which each option granted to an employee may be exercised as well as other terms and conditions applicable to the option. Such options may be made exercisable in installments.

         Termination of Employment. Unless otherwise determined by the Committee, should the Optionee cease to remain in service for any reason other than disability, death or a termination of employment for cause, then the period during which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service. Should the Optionee cease to remain in service by reason of disability or death, then the period during which each outstanding option held by the optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of service. If an optionee ceases to remain in service by reason of a termination of service for cause, then all outstanding options held by the optionee shall terminate immediately and cease to be outstanding.


Directors Deferred Stock Plan

         On September 30, 2002, the Company established the Reinhold Industries, Inc. Directors Deferred Stock Plan. The Plan allows the non-employee Directors of the Company to elect to receive stock in lieu of cash payment for their services on the Board of Directors. If the Director elects to receive Company stock, he has the option of receiving the shares immediately or deferring receipt of those shares to a future date. The value of the services performed is charged to the statement of operations in the year incurred. As of December 31, 2004, 8,115 shares have been reserved for issuance under this Plan. In October 2004, the Plan was amended to compensate the Directors on a quarterly basis in advance rather than in arrears. The Plan also allows those Directors who defer receipt of their shares to accrue dividends declared. Dividends accrued at December 31, 2004 on unissued shares under the amended plan total approximately $100,000.

                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors, comprised of non-employee directors, has overall responsibility to review and recommend broad-based compensation plans for executive officers of the Company to the Board of Directors. The Board did not reject or modify in any material way any of the recommendations of the Committee during 2004.

Compensation Policies For Executive Officers

         The principles underlying the executive compensation policy are retaining competent management, recognizing individual initiative and achievement, rewarding management for short and long term accomplishments and aligning management compensation with the achievement of the Company's goals and performance. Total compensation for the Company's executive officers consists of a base salary, Management Incentive Compensation and stock options.

         The Company's executive compensation policies primarily utilize objective performance criteria. Objective criteria include actual versus target annual operating budget performance and actual versus target annual income growth. Target annual income growth and target annual operating budgets utilized for purposes of evaluating compensation are based on business plans that have been approved by the Board of Directors. Subjective performance criteria encompass evaluation of each officer's initiative and contribution to overall corporate performance, the officer's managerial ability, and the officer's performance in any special projects that the officer may have undertaken.

Compensation of the Chief Executive Officer

         Michael Furry's compensation for fiscal 2004 was primarily determined by his employment agreement. In 2003, at the recommendation of the Compensation Committee, Mr. Furry's employment agreement was amended to extend the term of his employment through November 13, 2007. Mr. Furry's base salary under his employment agreement was determined on the basis of his experience, personal performance and average salary levels in effect at comparable companies.

         Submitted by the Compensation Committee of the Board of Directors.

         Richard A. Place (Chairman)
         Richard C. Morrison
         C. Miles Schmidt, Jr.


                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with Ernst & Young LLP (the Company's independent auditors) the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU380), received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Ernst & Young their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

         The Audit Committee consists of Matthew C. Hook (Chairman), Richard A. Place, Thomas A. Brand, Richard C. Morrison and C. Miles Schmidt, Jr.; all "independent" as defined by NASDAQ Marketplace Rule 4200. The Audit Committee has adopted a written charter outlining its functions and accountability to the Board of Directors. A copy of the Audit Committee charter is attached as an Appendix to this proxy statement.

         Submitted by the Audit Committee of the Board of Directors.

         Matthew C. Hook (Chairman)
         Richard A. Place
         Thomas A. Brand
         Richard C. Morrison
         C. Miles Schmidt, Jr.

                              INDEPENDENT AUDITORS


         The Audit Committee of the Board of Directors of Reinhold selected Ernst & Young LLP, independent auditors, to audit Reinhold's financial statements for the year ended December 31, 2004 and they have been selected to serve as independent auditors for the year ending December 31, 2005.

Audit Fees - The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of Reinhold's annual financial statements for the years ended December 31, 2004 and 2003 were $364,000 and $235,000, respectively, and the reviews of the financial statements included in Reinhold's quarterly reports on Form 10-Q during those fiscal years were $57,000 and $54,000, respectively.

Audit-Related Fees - The aggregate fees billed by Ernst & Young LLP for assurance and related services related to the audit or review of Reinhold's financial statements for the years ended December 31, 2004 and 2003 were $2,000 and $49,000, respectively. These services consisted primarily of reviews of the Company's defined benefit plans and preliminary review of Sarbanes-Oxley compliance.

Tax Fees - The aggregate fees billed by Ernst & Young LLP for the preparation of Federal, State and Foreign income tax returns for the years ended December 31, 2004 and 2003 were $69,000 and $88,000, respectively.

All Other Fees - All other fees billed by Ernst & Young LLP for professional services rendered during the fiscal years ended December 31, 2004 and 2003 totaled $31,000 and $0. Other fees in 2004 related primarily to due diligence support for the potential sale of the Company.

         The Audit Committee has adopted, and the Board of Directors has ratified, an Audit and Non-Audit Services Pre-Approval Policy which sets forth the procedures, conditions and range of fees pursuant to which services proposed to be performed by the independent auditors may be pre-approved.

         Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

         The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.


                      PROPOSALS BY HOLDERS OF COMMON STOCK

         Any proposal which a stockholder of Reinhold desires to be considered for inclusion in the proxy statement relating to the 2006 Annual Meeting of Stockholders must be received by Reinhold at its executive offices no later than November 30, 2005. The offices of Reinhold are located at 12827 East Imperial Hwy, Santa Fe Springs, California, 90670.

                           EXPENSES AND OTHER MATTERS

         Reinhold will pay the costs of preparing, assembling and mailing this proxy statement and the material enclosed herewith. Reinhold has requested brokers, nominees, fiduciaries and other custodians who hold shares of its Common Stock in their names to solicit proxies from their clients who own such shares, and Reinhold has agreed to reimburse them for their expenses in so doing.


         Management does not intend to present any further items of business to the meeting, and knows of no such items which will or may be presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may, in their discretion, determine.





                                /s/ BRETT R. MEINSEN
                                BRETT R. MEINSEN
                                Secretary



March 30, 2005





PLEASE DATE, SIGN AND IMMEDIATELY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ADDRESSED ENVELOPE.

                            REINHOLD INDUSTRIES, INC.

            Charter of the Audit Committee of the Board of Directors

I.       Audit Committee Purpose

                  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

o Provide an avenue to communication among the independent auditors, management, and the Board of Directors.

                  The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      Audit Committee Composition and Meetings

                  Audit Committee members shall meet the requirements of the Securities & Exchange Commission. The Audit Committee shall be comprised of two (2) or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

                  All Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

                  The Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.     Audit Committee Responsibilities and Duties

         Review Procedures

         1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document disseminated to shareholders at least every three years in accordance with SEC regulations

         2. Review the Company's annual audited consolidated financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

         4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors

         5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Approve the fees and other significant compensation to be paid to the independent auditors.

         7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the company that could impair the auditors' independence.

         8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

         10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Legal Compliance

         11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         Other Audit Committee Responsibilities

         12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

         14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

         15. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

         16. Periodically perform self-assessment of audit committee performance.

         17. Review financial and accounting personnel succession planning within the company.

         18. Annually review policies and procedures as well as audit results associated with director's and officers expense accounts and perquisites. Annually review a summary of directors and officers' related party transactions and potential conflicts of interest.

                                                                    EXHIBIT A

                            REINHOLD INDUSTRIES, INC.
                           12827 East Imperial Highway
                           Santa Fe Springs, CA 90670

                                      PROXY

This proxy is solicited on behalf of the Board of Directors for THE ANNUAL Meeting of SHAREHOLDERS.

     The undersigned hereby appoints Brett R. Meinsen and Debbie Nicol, and each of them, the proxies of the undersigned, with power of substitution in each, to vote all Class A Common Stock of Reinhold Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Corporation to be held at the offices of Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California on Thursday, May 5, 2005 at 8:30 A.M., Pacific time, and at any adjournments thereof.

     1. ELECTION OF NINE DIRECTORS to serve until the next annual meeting after their election:

        ------ FOR nominees listed below (except as marked to the contrary). ------ I WITHHOLD AUTHORITY to vote for nominees listed below.

        RALPH R. WHITNEY, JR.     ANDREW McNALLY, IV       MICHAEL T. FURRY

        GLENN SCOLNIK             THOMAS A. BRAND          RICHARD A. PLACE

        C. MILES SCHMIDT, JR.    RICHARD C. MORRISON       MATTHEW C. HOOK

(INSTRUCTION: To withhold authority to vote any individual nominee, write that nominee's name on the space provided below.)


--------------------------------------------------------------------------------



PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

                  (Continued and to be signed on reverse side)

                                (Continued side)


     2. In their discretion, such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as instructed herein by the undersigned stockholder. If no contrary instructions are given, this Proxy will be voted FOR the proposals as set forth in the accompanying Proxy Statement.



                                                       -------------------------
                                                       Date

                                                       -------------------------
                                                       Name of Registered Holder

                                                       -------------------------
                                                       Signature

                                                       -------------------------
                                                       Signature


                                                  Joint owners should each sign.
                                                  When signing as executor,
                                                  administrator, trustee or
                                                  guardian, give your full Title
                                                  as such.